UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 16, 2008

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 5.03              Amendment To Bylaws

On September 16, 2008, TrustCo’s board of directors adopted changes to the company’s bylaws (and the corresponding provision of the bylaws of Trustco Bank) to remove the age limitation for members of the Corporation’s board of directors. Previously, a member of the board of directors who attained 75 years of age would cease to be a director.

Attached is a copy of the amended and restated bylaws labeled as Exhibit 99(a).

Item 9.01.             Financial Statements and Exhibits

(c)	Exhibits

	Reg S-K Exhibit No.	Description

	99(a)	Amended and restated bylaws of TrustCo Bank Corp NY.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 16, 2008

TrustCo Bank Corp NY
(Registrant)

By:  /s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer